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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 16, 2004

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           000-30578                                 98-0208374
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    (Commission File Number)            (I.R.S. Employer Identification No.)


   337 Magna Drive, Aurora, Ontario, Canada                L4G 7K1
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

The registrant has been advised by MI Developments Inc. ("MID") of its decision not to proceed with an unsolicited offer to acquire all of the outstanding shares of Class A Subordinate Voting Stock of the Registrant not currently owned by MID. MID originally announced its intention to make such an offer on July 13, 2004.

The full text of the press release issued by the Registrant is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(c)               Exhibits

Exhibit 99.1      Copy of Registrant's press release dated September 16, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             MAGNA ENTERTAINMENT CORP.
                                                  (Registrant)




Date: September 20, 2004                     by:      /s/Gary M. Cohn
                                                 --------------------------
                                                  Gary M. Cohn, Secretary


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